UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2014

Navient Funding, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-190926	04-3480392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Edmund Halley Drive Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (703) 984-5858

SLM Funding LLC
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective May 2, 2014, the Depositor changed its name from SLM Funding LLC to Navient Funding, LLC by filing an amendment to its Certificate of Formation (attached hereto as Exhibit 3.1) with the Secretary of State of the State of Delaware.  Also effective May 2, 2014, SLM Education Credit Finance Corporation, a seller to the Depositor, changed its name to Navient Credit Finance Corporation.  Effective May 1, 2014, Sallie Mae, Inc., which serves as administrator, servicer, and/or master servicer for each applicable securitization trust, changed its name to Navient Solutions, Inc.

Item 9.01. Financial Statements.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits:

3.1           Certificate of Amendment to Certificate of Formation of the Depositor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2014	BY: NAVIENT FUNDING, LLC BY: /s/ Eric Watson Name: Eric Watson Title: Vice President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Formation of the Depositor